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                                                                   Exhibit 10.13

                               EXCHANGE AGREEMENT

     THIS EXCHANGE AGREEMENT (this "Agreement") is made as of May 25, 2001, by and among each of the persons listed on the Schedule of Exchangors attached hereto (each, an "Exchangor" and collectively the "Exchangors") and Advantage Business Services Holdings, Inc., a Delaware corporation (the "Company"). Except as otherwise indicated herein, capitalized terms used herein are defined in
Section 5 hereof.

     WHEREAS, the Company has issued to each of the Exchangors one or more Junior Subordinated Promissory Notes (each, a "Note" and collectively, the "Notes").

     WHEREAS, each Exchangor desires to exchange all of the outstanding principal and interest on the Notes held by such Exchangor, as set forth opposite such Exchangor's name on the Schedule of Exchangors attached hereto for the number of shares of the Company's Preferred Stock, par value $.01 per share (the "Preferred Stock") set forth opposite such Exchangor's name on the Schedule of Exchangors attached hereto.

     NOW, THEREFORE, the parties hereto agree as follows:

     1.  Authorization and Closings.

     (a) Authorization of the Securities. The Company has authorized the issuance and transfer to the Exchangors of up to an aggregate of 21,765,652 shares of Preferred Stock at a price of $1 per share.

     (b) The Exchange. At the Closing, (i) the Company shall issue to each Exchangor the number of shares of Preferred Stock set forth opposite such Exchangor's name on the Schedule of Exchangors attached hereto in exchange for delivery for cancellation by such Exchangor of the Note in the aggregate principal amount plus accrued and unpaid interest set forth opposite such Exchangor's name on the Schedule of Exchangors attached hereto.

     (c) The Closing. The closing of the exchange of the Notes for Preferred Stock hereunder (the "Closing") shall take place at the offices of Kirkland & Ellis. At the Closing, the Company shall deliver to each Exchangor stock certificates evidencing the Preferred Stock to be acquired by each Exchangor, registered in the Exchangor's name, and each Exchangor shall deliver an original copy of the Note held by such Exchangor for cancellation.

     2. Representations and Warranties of the Company. As a material inducement to the Exchangors to enter into this Agreement and exchange the Notes for shares of Preferred Stock, the Company hereby represents and warrants that:

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          (a) Organization, Corporate Power and Licenses. The Company is a
corporation duly organized, validly existing and in good standing under the laws of Delaware and is qualified to do business in every jurisdiction in which the failure to so qualify has had or would reasonably be expected to have a material adverse effect on the financial condition, operating results, assets or operations of the Company. The Company possesses all requisite corporate power and authority and all material licenses, permits and authorizations necessary to own and operate its properties, to carry on its businesses as now conducted and presently proposed to be conducted and to carry out the transactions contemplated by this Agreement.

          (b) Capital Stock and Related Matters. All shares of Preferred
Stock to be issued to the Exchangors hereunder shall, when issued, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens, encumbrances and charges (other than set forth in the Stockholders Agreement and the Registration Agreement). There are no statutory or, to the Company's knowledge, contractual stockholders preemptive rights or rights of refusal with respect to the issuance of the Preferred Stock hereunder. To the Company's knowledge, the Company has not violated any applicable federal or state securities laws in connection with the offer, sale or issuance of any of its capital stock, and the offer, sale and issuance of the Preferred Stock hereunder do not require registration under the Securities Act or any applicable state securities laws. To the Company's knowledge, there are no agreements between the Company's stockholders with respect to the voting or transfer of the Company's capital stock or with respect to any other aspect of the Company's affairs, except for the Stockholders Agreement, the Registration Agreement, the Registration Rights Agreement, dated July 23, 1999, among the Company, J. Stokes Mayfield and another shareholder of the Company, and agreements between the Company and certain of its executives.

          (c) Authorization: No Breach. This Agreement has been duly authorized, executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms, and the execution, delivery and performance of this Agreement by the Company does not and shall not conflict with, violate or cause a breach of any agreement, contract or instrument to which the Company is a party or any judgment, order or decree to which the Company is subject.

          (d) Brokerage. There are no claims for brokerage commissions, finders' fees or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement or agreement made by or on behalf of the Company.

          3. Representations and Warranties of the Exchangor. As a material inducement to the Company to enter into this Agreement and sell the shares of the Preferred Stock, each Exchangor hereby represents and warrants that:

          (a) Investment Representations. The Preferred Stock is being acquired by such Exchangor for its own account and not with a view to, or intention of, distribution thereof in violation of the Securities Act or any applicable state securities laws, and such Exhangor agrees that it will not transfer or otherwise dispose of the Preferred Stock in contravention of the Securities Act or any

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applicable state securities laws. Such Exchangor is sophisticated in financial matters and is able to evaluate the risks and benefits of its investment in the Preferred Stock. Such Exchangor is able to bear the economic risk of its investment in the Preferred Stock for an indefinite period of time because the Preferred Stock has not been registered under the Securities Act and, therefore, cannot be sold unless subsequently registered under the Securities Act or an exemption from such registration is available. Such Exchangor has had an opportunity to ask questions and receive answers concerning the terms and conditions of the offering of the Preferred Stock and has had full access to such other information concerning the Company as it has requested. Such Exchangor has also reviewed, or has had an opportunity to review, the following documents: (i) the Company's Certificate of Incorporation and bylaws; (ii) the Stockholders Agreement; (iii) the Registration Agreement; and (iv) such other material and documents (financial or otherwise) as such Exchangor has requested.

          (b) Authorization; No Breach. This Agreement has been duly authorized, executed and delivered by such Exchangor and constitutes the legal, valid and binding obligation of such Exchangor, enforceable in accordance with its terms, and the execution, delivery and performance of this Agreement by such Exchangor does not and shall not conflict with, violate or cause a breach of any agreement, contract or instrument to which such Exchangor is a party or any judgment, order or decree to which such Exchangor is subject.

          (c) Brokerage. There are no claims for brokerage commissions, finders' fees or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement or agreement made by or on behalf of such Exchangor.

          (d) Acknowledgment. Each Exchangor hereby acknowledges that the Preferred Stock acquired hereunder is subject to the terms and conditions of the Stockholders Agreement.

          4. Transfer of Restricted Securities.

          (a) Transferability. In addition to restrictions set forth in the Stockholders Agreement, Restricted Securities are transferable only pursuant to
(i) public offerings registered under the Securities Act, (ii) Rule 144 or Rule 144A of the Securities and Exchange Commission (or any similar rule or rules then in force) if such rule is available and (iii) subject to the conditions specified in Section 4(b) below, any other legally available means of transfer.

          (b) Opinion. In connection with the transfer of any Restricted Securities (other than a transfer described in clause (i) or (ii) of Section 4(a) above), the holder thereof shall deliver written notice to the Company describing in reasonable detail the transfer or proposed transfer, together with an opinion of Kirkland & Ellis or other counsel which (to the Company's reasonable satisfaction) is knowledgeable in securities law matters to the effect that such transfer of Restricted Securities may be effected without registration of such Restricted Securities under the Securities Act. In addition, if the holder of the Restricted Securities delivers to the Company an opinion of Kirkland & Ellis or such other counsel that no subsequent transfer of such Restricted Securities shall require registration under the Securities Act, the Company shall promptly upon such contemplated


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transfer deliver new certificates for such Restricted Securities which do not bear the Securities Act legend set forth in Section 4(c) below. If the Company is not required to deliver new certificates for such Restricted Securities not bearing such legend, the holder thereof shall not transfer the same until the prospective transferee has confirmed to the Company in writing its agreement to be bound by the conditions contained in this Section 4(b) and Section 4(c) below.

          (c) Legend. Each certificate representing Restricted Securities shall be imprinted with a legend in substantially the following form:

     "The securities represented hereby have not been registered under the Securities Act of 1933, as amended. The transfer of the securities represented hereby is subject to the conditions specified in the Exchange Agreement dated as of May 25, 2001, between the issuer (the "Company") and the Exchangors party thereto, and the Company reserves the right to refuse the transfer of such securities until such conditions have been fulfilled with respect to such transfer. A copy of such conditions shall be furnished by the Company to the holder hereof upon written request and without charge."

          5. Definitions. For the purposes of this Agreement, the following terms have the meanings set forth below:

          (a) "Registration Agreement" means that certain Registration Agreement, dated as of February 10, 1998, by and among the Company and the stockholders party thereto, as the same has been and may be amended, modified, supplemented or waived from time to time.

          (b) "Restricted Securities" means (i) the Preferred Stock issued hereunder and (ii) any securities issued or exchanged with respect to the securities referred to in clause (i) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular Restricted Securities, such securities shall cease to be Restricted Securities when they have been (a) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them, (b) been distributed to the public through a broker, dealer or market maker pursuant to Rule 144 (or any similar provision then in force) under the Securities Act or become eligible for sale pursuant to Rule 144(k) (or any similar provision then in force) under the Securities Act or (c) been otherwise transferred and new certificates for them not bearing the Securities Act legend set forth in paragraph 4(c) have been delivered by the Company in accordance with paragraph 4(c). Whenever any particular securities cease to be Restricted Securities, the holder thereof shall be entitled to receive from the Company, without expense, new securities of like tenor not bearing a Securities Act legend of the character set forth in paragraph 4(c).

          (c) "Securities Act" means the Securities Act of 1933, as amended.

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     (d) "Stockholders Agreement" means that certain Stockholders Agreement, dated as of February 10, 1998, by and among the Company and its stockholders, as the same has been and may be amended, modified, supplemented or waived from time to time.

     6. Miscellaneous.
        --------------

     (a) Consent to Amendments. The provisions of this Agreement may be amended and the Company or the Exchangors may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only with the written consent of the Company and the Exchangors holding a majority of the Preferred Stock acquired or to be acquired. No other course of dealing between the Company and the Exchangors or any delay in exercising any rights hereunder shall operate as a waiver of any rights of the Company or the Exchangors.

     (b) Survival of Representations and Warranties. All representations and warranties contained herein or made in writing by any party in connection herewith shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby.

     (c) Successors and Assigns. Except as otherwise expressly provided herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not.

     (d) Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

     (e) Counterparts. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

     (f) Descriptive Headings; Interpretation. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement. The use of the word "including" in this Agreement shall be by way of example rather than by limitation.

     (g) Governing Law. All other issues and questions concerning the construction, validity, enforcement and interpretation of this Agreement and any exhibits and schedules hereto shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware. In furtherance of the foregoing, the internal law of the State of Delaware shall control the interpretation and construction of this Agreement (and any and all schedules and exhibits

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hereto),  even though under that jurisdiction's choice of law or conflict of law analysis, the substantive law of some other jurisdiction would ordinarily apply.

          (h) Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient, sent to the recipient by reputable overnight courier service (charges prepaid) or mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid. Such notices, demands and other communications shall be sent to the parties at the addresses specified on the signature pages attached hereto or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

          (i) Entire Agreement. The schedules identified in this Agreement are incorporated herein by reference. This Agreement contains the entire agreement between the parties and supersedes any prior understandings, agreements or representations by or between the parties, written or oral, which may have related to the subject matter hereof in any way.

          (j) Indemnification. The Company agrees that it shall indemnify and hold harmless each Exchangor for any liability, damage, loss, cost, tax or expense (including, reasonable attorney's fees) arising from, resulting from or in connection with any breach of any representation or warranty or any other matter in connection with the transactions contemplated hereby, including the exchange of the Notes.


                                   * * * * *





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          IN WITNESS WHEREOF, the parties hereto have executed this Exchange
Agreement to make the transactions effective as of the date first written above.

                                    ADVANTAGE BUSINESS SERVICES HOLDINGS, INC.



                                    By:  /s/ Charles W. Lathrop, Jr.
                                       ------------------------------

                                    Its:    President and CEO
                                        -----------------------------


                                    EXCHANGOR:

                                    WILLIS STEIN & PARTNERS, L.P.

                                    By:  Willis Stein & Partners, L.L.C.
                                    Its: General Partner


                                    By:   /s/ Daniel Gill
                                       ------------------------------

                                    Its:     Managing Director
                                        -----------------------------


                                    /s/ Edward Levy
                                    ---------------------------------
                                    Edward Levy

                                    /s/ Hollis Rademacher
                                    ---------------------------------
                                    Hollis Rademacher

                                    /s/ Thomas G. Poling
                                    ---------------------------------
                                    Thomas G. Poling

                                    /s/ W. Scott Adair
                                    ---------------------------------
                                    W. Scott Adair

                                    /s/ Nancy M. French
                                    ---------------------------------
                                    Nancy M. French


                                    LATHROP TRUST

                                    By: Peoples Heritage Bank

                                    Its: Trustee

                                    By:   /s/ Dorothy Wentworth
                                       ------------------------------

                                    Its:     Senior Vice President
                                        -----------------------------

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                             SCHEDULE OF EXCHANGORS
                             ----------------------


                                Aggregate Principal and      Number of Shares of
Exchangor                      Interest on Exchanged Note      Preferred Stock
---------                      --------------------------    -------------------
--------------------------------------------------------------------------------
Willis Stein & Partners, L.P.          $17,922,237                17,922,237
--------------------------------------------------------------------------------
Edward Levy                            $34,148                    34,148
--------------------------------------------------------------------------------
Hollis Rademacher                      $46,954                    46,954
--------------------------------------------------------------------------------
Thomas G. Poling                       $692,999                   692,999
--------------------------------------------------------------------------------
W. Scott Adair                         $692,999                   692,999
--------------------------------------------------------------------------------
Nancy M. French                        $1,149,395                 1,149,395
--------------------------------------------------------------------------------
Lathrop Trust                          $1,217,920                 1,217,920
--------------------------------------------------------------------------------
Total                                  $21,756,652                21,756,652
--------------------------------------------------------------------------------